United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Hecla Mining Company
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(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 21, 2010

HECLA MINING COMPANY

HECLA MINING COMPANY 6500 N. MINERAL DRIVE SUITE 200 COEUR D' ALENE, ID 83815

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 23, 2010
Date: May 21, 2010 Time: 10:00 AM PDT
Location:	The Salvation Army Coeur d' Alene Ray & Joan Kroc Corps Community Center 1765 W. Golf Course Road Coeur d' Alene, Idaho 83815

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report          2. Notice & Proxy Statement

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
                                    1) BY INTERNET:    www.proxyvote.com
                                    2) BY TELEPHONE: 1-800-579-1639
                                    3) BY E-MAIL*:         sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 09, 2010 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors Nominees
01 Ted Crumley		02 Terry V. Rogers	03 Charles B. Stanley

The Board of Directors recommends you vote FOR the following proposal(s):

2.	PROPOSAL to approve the amendment to the Certificate of Incorporation of the Company increasing the number of authorized shares of common stock of the Company from 400,000,000 to 500,000,000.

3.	PROPOSAL to approve the adoption of the 2010 Stock Incentive Plan and to reserve up to 20,000,000 shares of common stock for issuance under the 2010 Stock Incentive Plan.

4.	PROPOSAL to ratify and approve the selection of BDO Seidman, LLP, as independent auditors of the Company for the calendar year ending December 31, 2010.

NOTE: In their discretion on all other business that may properly come before the meeting or any adjournment or adjournments thereof.